Exhibit 10.14

RECORDING REQUESTED BY AND	)
WHEN RECORDED MAIL TO:	)
Jones Day	)
3161 Michelson Drive, Suite 800)
Irvine, California 92612)
Attn: Carol Su	)

Space Above for Recorder’s Use
AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT
AND FIXTURE FILING
(RBC Plaza)
THIS IS A MORTGAGE AMENDMENT, AS DEFINED IN MINNESOTA STATUTES, SECTION 287.01, SUBDIVISION 2, AND AS SUCH IT DOES NOT SECURE A NEW OR INCREASED AMOUNT OF DEBT.
This Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (this “Amendment”) is made as of November 3, 2021, by and between KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company (“Mortgagor”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (“Administrative Agent”) for itself and the other lenders from time to time party to the Loan Agreement described below (individually, a “Lender” and collectively, the “Lenders”).
Factual Background
A.Pursuant to that certain Loan Agreement, dated as of November 3, 2017, by and among Mortgagor, KBSIII Preston Commons, LLC, a Delaware limited liability company, KBSIII Sterling Plaza, LLC, a Delaware limited liability company, KBSIII One Washingtonian, LLC, a

Delaware limited liability company, KBSIII Towers At Emeryville, LLC, a Delaware limited liability company, KBSIII Ten Almaden, LLC, a Delaware limited liability company, KBSIII Legacy Town Center, LLC, a Delaware limited liability company, and KBSIII 500 West Madison, LLC, a Delaware limited liability company (collectively, “Original Borrower”), Lenders and Administrative Agent, as modified by a Loan Extension and Modification Agreement, dated as of November 3, 2020 (as modified, the “Original Loan Agreement”), Lenders agreed to make a loan to Original Borrower (the “Loan”). KBSIII One Washingtonian, LLC, a Delaware limited liability company, and KBSIII 500 West Madison, LLC, a Delaware limited liability company, have been released from their respective obligations under the Original Agreement, and neither remains a “Borrower” thereunder, nor shall either be deemed a “Borrower” hereunder or under the Mortgage (as defined below).
B.The Loan is presently evidenced by certain promissory notes issued pursuant to the Original Loan Agreement in the aggregate principal amount of One Billion Ten Million Dollars ($1,010,000,000) (collectively, the “Existing Notes”). The Existing Notes, and all substitutions therefor and replacements thereof, are secured by, among other things, that Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (RBC Plaza) (which, as it may have been or may be amended, restated, modified or supplemented from time to time, is herein called the “Mortgage”), dated as of November 3, 2017, from Mortgagor to Administrative Agent, covering certain property in Hennepin County, Minnesota more particularly described on Exhibit A attached hereto (the “Property”), which Mortgage was recorded on November 8, 2017 in the Office of the Registrar of Titles of Hennepin County, Minnesota (the “Official Records”) as Document No. T05488998.
C.Concurrently herewith, Administrative Agent and certain other lenders (each a “Lender” and collectively, “Lenders”), and Mortgagor, KBSIII Preston Commons, LLC, a Delaware limited liability company, KBSIII Sterling Plaza, LLC, a Delaware limited liability company, KBSIII Towers At Emeryville, LLC, a Delaware limited liability company, KBSIII Ten Almaden, LLC, a Delaware limited liability company, and KBSIII Legacy Town Center, LLC, a Delaware limited liability company (each, a “Borrower” and, collectively, “Borrowers”), are entering into that certain Amended and Restated Loan Agreement, dated as of the date hereof (herein called, as it may hereafter be modified, supplemented, restated, extended, or renewed and in effect from time to time, the “Loan Agreement”), pursuant to which Borrowers, Lenders and Administrative Agent have agreed to amend and restate their respective rights, duties and obligations under the Original Loan Agreement in accordance with the terms thereof.
D.As a condition to the effectiveness of the Loan Agreement, Mortgagor and Administrative Agent desire to amend the Mortgage to, among other things provide that the obligations of Mortgagor secured under the Mortgage shall include, without limitation, the obligations of Mortgagor under the Original Loan Agreement, as amended and restated by the Loan Agreement.
Agreement
Therefore, the parties hereto agree as follows:

1.The definitions of the following terms set forth in Article I of the Mortgage are hereby amended to read as follows:
“’Borrower’ means individually and collectively, Mortgagor, KBSIII Preston Commons, LLC, a Delaware limited liability company, KBSIII Sterling Plaza, LLC, a Delaware limited liability company, KBSIII Towers At Emeryville, LLC, a Delaware limited liability company, KBSIII Ten Almaden, LLC, a Delaware limited liability company, and KBSIII Legacy Town Center, LLC, a Delaware limited liability company.
“’Loan Agreement’ means the Amended and Restated Loan Agreement, dated as of November 3, 2021, among Borrower, Administrative Agent and Lenders, which sets forth, among other things, the terms and conditions upon which the proceeds of the Loan will be disbursed, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.”
“’Note’ or ‘Notes’ mean (i) one or more promissory notes made by Borrower and payable to the order of each of the Lenders in the aggregate face principal amount of Six Hundred Thirteen Million Two Hundred Thousand and No/100 Dollars ($613,200,000.00), and each bearing interest as provided in the Loan Agreement, and (ii) all other promissory notes given in substitution thereof or in modification, supplement, increase, renewal or extension thereof, in whole or in part, whether one or more, as any or all of such promissory notes may from time to time be renewed, extended, supplemented, increased or modified. Additionally, the Notes provide that the principal balance evidenced thereby shall bear interest at a floating rate of interest subject to change from time to time.”
2.The latest maturity date for any of the indebtedness secured by the Mortgage, as amended hereby is November 3, 2023.
3.The Mortgage is modified to secure payment and performance of Mortgagor’s obligations under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), as amended and modified to date, in addition to all other obligations described therein. In all other respects, the Mortgage shall remain unmodified and in full force and effect.
4.The provisions of Section 9.22 of the Mortgage are, by this reference, incorporated into the terms of this Agreement as if fully set forth herein.
5.The following statement set forth on the cover page of the Mortgage, is true and correct as of the date of this Amendment:
“THE MAXIMUM PRINCIPAL INDEBTEDNESS SECURED BY THIS MORTGAGE EXCLUDING ADVANCES MADE BY THE LENDER IN PROTECTION OF THE PROPERTY OR THE LIEN OF THIS MORTGAGE IS $136,039,500.00.”
6.This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.This Amendment shall be governed by the laws of the State of Minnesota, without regard to the choice of law rules of that State.
[Signatures Appear on Following Page]

IN WITNESS WHEREOF, this Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing is executed by the parties hereto as of the date first written above.

MORTGAGOR

KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION VII, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr., Chief Executive Officer
[Signatures continue on following page.]
S-1

ACKNOWLEDGMENT
A notary public or other officer completing this
certificate verifies only the identity of the individual
who signed the document to which this certificate is
attached, and not the truthfulness, accuracy, or
validity of that document.

State of California County of Orange)

On October 27, 2021 before me, Jessica Nicole Castilla, Notary Public
(insert name and title of the officer)
personally appeared Charles J. Schreiber, Jr. ,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
Signature /s/ Jessica Nicole Castilla (Seal)

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
a national banking association,
as Administrative Agent
By: /s/ Kevin McLain
Name:    Kevin McLain
Title:    Senior Vice President
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ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California County of ORANGE

On 11/01/2021 before me, DULCE HANSEN , Notary Public,
(insert name and title of the officer)

personally appeared KEVIN MCLAIN who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
Signature /s/ Dulce Hansen (Seal)

EXHIBIT A
Legal Description
REAL PROPERTY IN THE CITY OF MINNEAPOLIS, COUNTY OF HENNEPIN, STATE OF MINNESOTA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
PARCEL 1:
TRACTS A, B, C, D, G, H, I AND J, REGISTERED LAND SURVEY NO. 1797, HENNEPIN COUNTY, MINNESOTA.
TORRENS PROPERTY
CERTIFICATE OF TITLE NO. 1362521
PARCEL 2:
EASEMENT TO CONSTRUCT, RECONSTRUCT, REPAIR, MAINTAIN, USE AND OBTAIN ACCESS OVER, ACROSS AND THROUGH THE SKYWAYS (AS DEFINED IN THE AGREEMENT, AS HEREINAFTER DEFINED) AS SET FORTH IN THAT CERTAIN SIXTH SKYWAY AGREEMENT, DATED AS OF FEBRUARY 27, 1992, RECORDED MARCH 31, 1992 AS ABSTRACT DOCUMENT NO. 5893893 AND RECORDED MAY 7, 1992 AS TORRENS DOCUMENT NO. 2248394 (THE “AGREEMENT”); AS AMENDED BY AMENDMENT TO SIXTH STREET SKYWAY AGREEMENT, DATED AS OF JANUARY 31, 2013, RECORDED JANUARY 31, 2013 AS DOCUMENT NOS. A9902192 AND T5038757.
PARCEL 3:
NON-EXCLUSIVE EASEMENT (A) FOR THE SUPPORT, MAINTENANCE, REPAIR, RECONSTRUCTION AND REMOVAL OF THE SKYWAY BRIDGE (AS DEFINED IN THE AGREEMENT, AS HEREINAFTER DEFINED), INCLUDING ALL NECESSARY CONNECTIONS OF THE SKYWAY BRIDGE TO THE SIXTH AND NICOLLET BUILDING (AS DEFINED IN THE AGREEMENT), (B) WITHIN THE SKYWAY BRIDGE FOR THE PURPOSES OF PEDESTRIAN ACCESS AND PASSAGE THROUGH THE SKYWAY BRIDGE AND REASONABLE INCIDENTAL USES, AND (C) OVER THE SIXTH AND NICOLLET INTERIOR CORRIDOR (AS DEFINED IN THE AGREEMENT) CONNECTING THE SKYWAY BRIDGE TO CITY CENTER (AS DEFINED IN THE AGREEMENT) AND OTHER STREETS AND OTHER SKYWAYS IN OR ADJACENT TO THE SIXTH AND NICOLLET BUILDING FOR PEDESTRIAN ACCESS AND PASSAGE, ALL AS SET FORTH IN THAT CERTAIN AMENDED AND RESTATED SKYWAY AGREEMENT, DATED AS OF OCTOBER 27, 2000, RECORDED OCTOBER 5, 2001 AS DOCUMENT NOS. 7554047 AND 3442897 (THE “AGREEMENT”).

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PARCEL 4:
THE BENEFITS OF THE EASEMENTS AS CONTAINED IN EASEMENT AND CONSTRUCTION AGREEMENT DATED JUNE 6, 1989, RECORDED JUNE 28, 1989 AS ABSTRACT DOCUMENT NO. 5548948 AND RECORDED JULY 5, 1989 AS DOCUMENT NO. 2023731; AS AMENDED BY FIRST AMENDMENT TO EASEMENT AND CONSTRUCTION AGREEMENT, DATED MAY 9, 2014, RECORDED JULY 31, 2014 AS DOCUMENT NO. T5188720.
PARCEL 5:
THE BENEFITS OF THE EASEMENTS AS CONTAINED IN EASEMENT AND CONSTRUCTION AGREEMENT DATED JUNE 6, 1989, RECORDED JUNE 28, 1989 AS ABSTRACT DOCUMENT NO. 5548949 AND RECORDED JULY 5, 1989 AS DOCUMENT NO. 2023732; AS AMENDED BY FIRST AMENDMENT TO EASEMENT AND CONSTRUCTION AGREEMENT DATED APRIL 24, 2007, RECORDED MAY 8, 2007 AS TORRENS DOCUMENT NO. 4384031.
PARCEL 6:
BENEFITS OF THE EASEMENTS SET FORTH IN THAT CERTAIN DECLARATION OF EASEMENTS AND COVENANTS, DATED AS OF JANUARY 31, 2013, RECORDED JANUARY 31, 2013 AS TORRENS DOCUMENT NO. T5038758; AS AMENDED BY FIRST AMENDMENT TO DECLARATION OF EASEMENT AND COVENANTS, DATED FEBRUARY 21, 2014, RECORDED MARCH 7, 2014 AS DOCUMENT NO. T5156506; AS FURTHER AMENDED BY SECOND AMENDMENT TO DECLARATION OF EASEMENT AND COVENANTS, DATED MAY 9, 2014, RECORDED JULY 31, 2014 AS DOCUMENT NO. T5188532.
Property Tax Identification No. 22-029-24-44-0112
Property Tax Identification No. 22-029-24-44-0113
Property Tax Identification No. 22-029-24-44-0117
Property Tax Identification No. 22-029-24-44-0119
Property Tax Identification No. 22-029-24-44-0111
Property Tax Identification No. 22-029-24-44-0114
Property Tax Identification No. 22-029-24-44-0118
Property Tax Identification No. 22-029-24-44-0120
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